UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2009

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York	0-538	13-0435685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Madison Avenue
New York, NY, USA	10022
(Address of principal executive offices)	(Zip Code)

(866) 447-8636
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        In connection with the previously announced Asset Purchase Agreement, dated November 16, 2009 (the “Agreement”), among Merhav Ampal Energy Ltd. (“MAE”), a wholly owned subsidiary of Ampal-American Israel Corporation (the “Company”), on behalf of Ampal Investments and Communications 2009 Ltd. (“Ampal Communications”), a company formed under the laws of Israel and wholly owned by MAE, and 012 Smile Communications Ltd. (“012 Smile”) for the purchase by Ampal Communications of 012 Smile’s current on-going business, the Company is filing on this Current Report on Form 8-K certain financial statements of 012 Smile and other pro forma financial information. Entry into the Agreement was previously disclosed by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2009.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The Annual Report for the years ended December 31, 2008 and December 31, 2007 of 012 Smile Communications Ltd. is filed herewith as Exhibit 99.1 and includes the following:

—	Report of Independent Registered Public Accounting Firm.

—	Consolidated Balance Sheets.

—	Consolidated Statements of Income.

—	Consolidated Statements of Changes in Shareholders' Equity.

—	Consolidated Statements of Cash Flows.

—	Notes to the audited consolidated financial statements.

The Interim Report of 012 Smile Communications Ltd. as of September 30, 2009 and for the nine month period ended thereon is filed herewith as Exhibit 99.2 and includes the following:

—	Condensed Consolidated Balance Sheets.

—	Condensed Consolidated Statements of Income.

—	Condensed Consolidated Statements of Changes in Shareholders' Equity and Comprehensive Income.

—	Condensed Consolidated Statements of Cash Flows.

—	Notes to the Condensed Consolidated financial statements.

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(b) Pro Forma Financial Information.

Included as Exhibit 99.3 to this Form 8-K are:

—	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2009, prepared as if the consummation of the transaction to purchase 012‘s business occurred on September 30, 2009.

—	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2009, prepared as if the consummation of the transaction to purchase 012‘s business occurred on January 1, 2008.

—	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2008, prepared as if the consummation of the transaction to purchase 012‘s business occurred on January 1, 2008.

(d) Exhibits:

EXHIBIT	DESCRIPTION

23.1	Consent of Somekh Chaikin, a member firm of KPMG International, Independent Registered Public Accounting Firm

99.1	Annual Report of 012 Smile Communications Ltd. for the Year Ended December 31, 2008.

99.2	Unaudited Interim Condensed Consolidated Financial Statements of 012 Smile Communications Ltd. as of September 30, 2009.

99.3	Unaudited pro forma condensed consolidated financial statements.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2009	AMPAL-AMERICAN ISRAEL CORPORATION By: /s/ Yoram Firon ——————————————————————— Yoram Firon Vice President - Investments and Corporate Affairs

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION

23.1	Consent of Somekh Chaikin, a member firm of KPMG International, Independent Registered Public Accounting Firm

99.1	Annual Report of 012 Smile Communications Ltd. for the Year Ended December 31, 2008.

99.2	Unaudited Interim Condensed Consolidated Financial Statements of 012 Smile Communications Ltd. as of September 30, 2009.

99.3	Unaudited pro forma condensed consolidated financial statements.

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